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                                                         SEC File Nos. 033-02610
                                                                       811-04550


                               THE MAINSTAY FUNDS

                     Supplement dated August 1, 2005 to the
                         Prospectus dated March 1, 2005


     This Supplement updates certain information contained in the above-dated Prospectus (the "Prospectus") of The MainStay Funds (the "Trust"). You may obtain a copy of the Trust's Prospectus or Statement of Additional Information free of charge, upon request, by calling toll-free 1-800-MAINSTAY (1-800-624-6782), by visiting the Trust's website at www.mainstayfunds.com, or by writing to NYLIFE Distributors LLC, attn: MainStay Marketing Dept., 169 Lackawanna Avenue, Parsippany, New Jersey 07054.

     Effective August 1, 2005, New York Life Investment Management LLC (the "Manager"), the manager of the Funds, entered into written expense limitation agreements under which it agreed to waive a portion of each Fund's management fee or reimburse the Fund so that the Fund's total ordinary operating expenses (excluding taxes, interest, litigation, extraordinary expenses, and brokerage and other transactions expenses relating to the purchase or sale of portfolio investments) do not exceed the following for its Class A shares:

          Fund                                                  Expense Limit
          ----                                                  -------------
          MainStay Common Stock                                     1.30%
          MainStay Convertible                                      1.20%
          MainStay Diversified Income                               1.30%
          MainStay Global High Income                               1.40%
          MainStay Government                                       1.05%
          MainStay International Equity                             1.75%
          MainStay MAP                                              1.35%
          MainStay Mid Cap Growth                                   1.50%
          MainStay Mid Cap Value                                    1.35%
          MainStay Money Market                                     0.70%
          MainStay Small Cap Growth                                 1.48%
          MainStay Small Cap Value                                  1.90%
          MainStay Tax Free Bond                                    0.89%
          MainStay Total Return                                     1.19%
          MainStay Value                                            1.17%

     The Manager will apply an equivalent waiver or reimbursement, in an equal amount of basis points, to the other share classes of each Fund. These expense limitations may be modified or terminated only with the approval of the Board of Trustees. The Manager may recoup the amount of any management fee waivers or expense reimbursements from a Fund pursuant to these agreements if such action does not cause the Fund to exceed existing expense limitations and the recoupment is made within three years after the year in which the Manager incurred the expense.

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     The section entitled "Portfolio Holdings Information" on page 106 of the
Prospectus is replaced in its entirety as follows:

          "A description of the Funds' policies and procedures with respect to the disclosure of the Funds' portfolio securities holdings is available in the Funds' Statement of Additional Information. MainStay Funds publish quarterly a list of each Fund's ten largest holdings and publish monthly a complete schedule of the Fund's portfolio holdings on the internet at www.mainstayfunds.com. You may also obtain this information by calling toll-free 1-800-MAINSTAY (1-800-624-6782). Disclosure of the portfolio holdings is provided monthly approximately 30 days after the end of the reported month. In addition, disclosure of the Funds' holdings is made quarterly approximately 15 days after the end of each calendar quarter. The Funds' quarterly holdings information is also provided in the Annual Report and the Semi-Annual Report to Fund shareholders and in the quarterly holdings report to the SEC on Form N-Q."


     The following disclosure is added to the section entitled "Know With Whom You're Investing" on page 110 of the Prospectus as the last paragraph under the sub-heading "Who Runs the Funds' Day-to-Day Business?" as follows:

          "Effective August 1, 2005, pursuant to an agreement with NYLIM, Investors Bank & Trust Company, 200 Clarendon Street, P.O. Box 9130, Boston, Massachusetts, 02117 ("IBT") provides sub-administration and sub-accounting services for the Funds. These services include calculating daily net asset values of the Funds, maintaining general ledger and sub-ledger accounts for the calculation of the Funds' respective net asset values, and assisting NYLIM in conducting various aspects of the Funds' administrative operations. For providing these services to the Funds, IBT is compensated by NYLIM."


           - Please Retain This Supplement For Your Future Reference -



                                                                   MS16ba-07/05